SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 13, 2005

CCH II, LLC
CCH II CAPITAL CORP.
(Exact name of registrants as specified in their charters)

Delaware
Delaware
(State or Other Jurisdiction of Incorporation or Organization)

333-111423 333-111423-01	030511293 134257703
(Commission File Number)	(I.R.S. Employer Identification Number)

12405 Powerscourt Drive
St. Louis, Missouri   63131
(Address of principal executive offices including zip code)

(314) 965-0555
(Registrants' telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Charter Communications, Inc. ("Charter"), the indirect parent company and manager of CCH II, LLC and CCH II Capital Corp., entered into an agreement ("the May Agreement") on July 13, 2005 with Mr. Robert P. May, Charter's and our Interim President and Chief Executive Officer. The Agreement provides for the grant to Mr. May, effective April 26, 2005, of 100,000 restricted shares of Charter's Class A common stock. The grant was made under Charter's 2001 Stock Incentive Plan ("the Plan") and the restricted shares are subject to all of the terms and provisions of the Plan, except as otherwise provided in the May Agreement. The restricted shares will vest on the date on which Mr. May's interim service as President and Chief Executive shall terminate (unless there is an earlier termination event for Cause, as defined in the Plan). Prior to vesting, the restricted shares are not transferable and are entitled to the rights and benefits of outstanding shares of Class A common stock, whether or not the shares have vested. The May Agreement is attached hereto as Exhibit 99.1.

In addition, Charter entered into an agreement ("the Lovett Agreement") on July 13, 2005 with Mr. Michael J. Lovett, Charter's and our Executive Vice President and Chief Operating Officer. The Lovett Agreement provides for the grant to Mr. Lovett, effective April 26, 2005, of 75,000 restricted shares of Charter's Class A common stock. The grant was made under the Plan and the restricted shares are subject to all of the terms and provisions of the Plan, except as otherwise provided in the Agreement. The restricted shares will vest one third on each of the first three anniversaries of the date of grant (unless there is an earlier termination event for Cause, as defined in the Plan). Prior to vesting, the restricted shares are not transferable and are entitled to the rights and benefits of outstanding shares of Class A common stock, whether or not the shares have vested. The Lovett Agreement is attached hereto as Exhibit 99.2.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit Number	Description
99.1	May Agreement dated as of July 13, 2005. (Incorporated by reference to Exhibit 99.1 to the current report on Form 8-K of Charter Communications, Inc. filed on July 13, 2005 (File No. 000-27927)).
99.2	Lovett Agreement dated as of July 13, 2005. (Incorporated by reference to Exhibit 99.2 to the current report on Form 8-K of Charter Communications, Inc. filed on July 13, 2005 (File No. 000-27927)).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, CCH II, LLC and CCH II Capital Corp. have duly caused this Current Report to be signed on their behalf by the undersigned hereunto duly authorized.

CCH II, LLC
Registrant
By: CHARTER COMMUNICATIONS, INC., Sole Manager

Dated: July 13, 2005

By: /s/ Paul E. Martin
Name: Paul E. Martin
Title: Senior Vice President,
Interim Chief Financial Officer, Principal
Accounting Officer and Corporate Controller

CCH II CAPITAL CORP.
Registrant

Dated: July 13, 2005

By: /s/ Paul E. Martin
Name: Paul E. Martin
Title: Senior Vice President,
Interim Chief Financial Officer, Principal
Accounting Officer and Corporate Controller

EXHIBIT INDEX

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit Number	Description
99.1	May Agreement dated as of July 13, 2005. (Incorporated by reference to Exhibit 99.1 to the current report on Form 8-K of Charter Communications, Inc. filed on July 13, 2005 (File No. 000-27927)).
99.2	Lovett Agreement dated as of July 13, 2005. (Incorporated by reference to Exhibit 99.2 to the current report on Form 8-K of Charter Communications, Inc. filed on July 13, 2005 (File No. 000-27927)).